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                                                                    Exhibit J(1)

                          Independent Auditors' Consent



To the Board of Trustees and Shareholders of Smith Barney Multiple Discipline Trust:


We consent to the use of our report, included herein, dated September 17, 2002 and to the reference to our firm under the heading "Auditors" in the Statement of Additional Information included in the Form N-1A filed on September 18, 2002.




                                                             KPMG LLP


New York, New York
September 18, 2002